Exhibit 10.2

FIFTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     This Fifth Amendment to Fourth Amended and Restated Credit Agreement (this “Agreement”) is entered into this 4th day of April, 2005 among PORTOLA PACKAGING, INC., a Delaware corporation, as Borrower, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), for itself, as Agent, Issuing Lender and Lender.

W I T N E S S E T H:

     WHEREAS, Borrower and GECC, as Agent, Issuing Lender and Lender, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of January 16, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

     WHEREAS, the parties have agreed to amend the Credit Agreement, upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and in the Credit Agreement, the parties agree as follows:

     Section 1. Definitions. Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments to Credit Agreement. Subject to the satisfaction of the terms and conditions set forth herein, the amendments to the Credit Agreement set forth in this Section 2 shall become effective as of the date hereof.

     2.1 Section 4.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     4.4 Maintenance of Minimum Availability; Maximum Senior Leverage Ratio.

     (A) Borrower shall maintain an aggregate Availability of at least $2,000,000 at all times.

     (B) Borrower shall not permit the Senior Leverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending February 28, 2005, to be more than 2.00 to 1.00.

     2.2 Section 10.1 of the Credit Agreement is amended by adding each of the following definitions in their proper alphabetical order:

     “Fifth Amendment Date” means April 4, 2005.

     “Funded Debt” means, with respect to any Person, without duplication, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness and that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person’s option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including capital lease obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Borrower, the Obligations (including Letter of Credit Liability) and, without duplication, guaranties of Funded Debt of other Persons.

     “Senior Indebtedness” means, as of any date of determination, all outstanding Funded Debt of Borrower and its Restricted Subsidiaries on a Consolidated basis as of such date (including Letter of Credit Obligations) less all outstanding Subordinated Indebtedness of Borrower and its Restricted Subsidiaries on a Consolidated basis as of such date.

     “Senior Leverage Ratio” means, as of any date of determination, the aggregate outstanding Senior Indebtedness as of such date (excluding Senior Indebtedness evidenced by the Senior Notes and any guaranties thereof) divided by EBITDA for the twelve month period ending on such date.

     2.3 Schedule 1.2 (Pricing Table) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 1.2 attached hereto.

     2.4 Exhibit 4.5(F) (Borrowing Base Certificate) is hereby amended and restated in its entirety to read as set forth on Exhibit 4.5(F) hereto, which amendment and restatement shall be effective with respect to any Borrowing Base Certificate delivered for any date ending on or after February 28, 2005.

     Section 3. Conditions. The effectiveness of this Agreement is subject to Borrower’s satisfaction of the following conditions on or before the date hereof in a manner satisfactory to the Agent:

     3.1 Executed Agreement. Executed signature pages for this Agreement signed by Agent, Lenders and Borrower shall have been delivered to the Agent.

     3.2 Continuation of Representations and Warranties. The representations and warranties made by the Loan Parties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

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     3.3 No Existing Default. As of the date hereof and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated hereunder.

     3.4 Amendment Fee. The Borrower shall have paid to Agent an amendment fee equal to $25,000.

     Section 4. Representations and Warranties of Borrower. Borrower represents and warrants that:

          (i) the execution, delivery and performance by the Borrower of this Agreement have been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

          (ii) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

          (iii) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound.

     Section 5. Reference To And Effect Upon The Credit Agreement.

          (i) Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (ii) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

          (iii) This Agreement shall be deemed to be a Loan Document.

     Section 6. Costs And Expenses. Borrower agrees to reimburse Agent on the date hereof for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Agreement.

     Section 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

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     Section 8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

     Section 9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

PORTOLA PACKAGING, INC.

By: /s/ Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent, Issuing Lender and
Lender

By: /s/ Pamela Eskra
Title: General Electric Representative

CONSENT AND REAFFIRMATION (SUBSIDIARY GUARANTORS)

     Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Fifth Amendment to Credit Agreement; (ii) consents to Borrower’s execution and delivery thereof; (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower to Agent and Lenders and reaffirms that such guaranty is and shall continue to remain in full force and effect and that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all obligations under or in respect of such guaranty and such other Loan Documents; and (iv) confirms that, as of the date hereof, it does not have, and hereby waives, remises and releases any claims or causes of action of any kind against Agent or any of the Lenders or any of their officers, directors, employees, agents, attorneys, or any of the Lenders or any of their officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors, or assigns relating in any way to any event, circumstance, action, or omission relative to any of the Loan Documents or any transaction contemplated thereby, from the beginning of time through the date hereof. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and consented to same, each of the undersigned understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or consent to future Agreements or waivers, and nothing herein shall create such a duty.

[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment on and as of the date of such Agreement.

PORTOLA PACKAGING LTD.

By: /s/ Michael T. Morefield
Name: Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

PORTOLA PACKAGING CANADA LTD.

By: /s/ Michael T. Morefield
Name: Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

PORTOLA ALLIED TOOL, INC.

By: /s/ Michael T. Morefield
Name: Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

PORTOLA PACKAGING LIMITED

By: /s/ Michael T. Morefield
Name: Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

PORTOLA PACKAGING, INC. MEXICO S.A. de C.V.

By: /s/ Michael T. Morefield
Name: Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

ATLANTIC PACKAGING SALES LLC

By: /s/ Michael T. Morefield
Name: Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

TECH INDUSTRIES, INC.

By: /s/ Michael T. Morefield
Name: Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

PORTOLA LIMITED

By: /s/ Michael T. Morefield
Name: Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

SCHEDULE 1.2

PRICING TABLE

Average Daily Availability for
Calculation Period	Index Rate Margin	LIBOR Margin
<$12,500,000	1.50%	3.00%
>$12,500,000	1.25%	2.75%

Notwithstanding the foregoing, from and after March 1, 2005, the LIBOR Margin shall be 3.00% and the Index Rate Margin shall be 1.50% until such time as Agent shall have received a Compliance Certificate reflecting Fixed Charge Coverage as of the last day of any fiscal quarter ending on or after February 28, 2005 of greater than 1.10 to 1.00. Commencing on the first Adjustment Date thereafter, the Index Rate Margin and LIBOR Margin shall be calculated in accordance with Section 1.2 of the Credit Agreement.

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